UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):           February 10, 2012

EQUIFAX INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	1-6605	58-0401110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Peachtree Street, N.W. Atlanta, Georgia	30309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 885-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Effective February 10, 2012, the Compensation, Human Resources and Management Succession Committee (the “Committee”) of the Board of Directors of Equifax Inc. (the “Company”) granted Performance Share awards (the “Performance Shares”) and time-vested restricted stock unit awards (“RSUs”) under the Company’s 2008 Omnibus Incentive Plan (the “2008 Plan”), to certain executive employees, including the following named executive officers (“NEOs”) in the amounts indicated below:

Executive Officer	Performance Shares	RSUs
Richard F. Smith	80,961	70,239
Lee Adrean	13,571	13,571
Coretha M. Rushing	9,500	9,500
Paul J. Springman	9,500	9,500
Kent E. Mast	8,700	8,700

The Committee determined that the Company’s long-term incentive program should be changed to more closely align equity awards with the Company’s total shareholder return (“TSR”) performance (stock price appreciation plus reinvested dividends) relative to the TSR of the companies included in the S&P 500 stock index as constituted on the initial grant date of the Performance Shares (subject to certain adjustments, the “comparator group”), measured cumulatively over a three-year period with final payout determined by the Committee based on the Company’s average cumulative TSR percentile ranking over the last four quarters of this period. The companies included in the S&P 500 stock index were selected because the Company views the other companies in the S&P 500 stock index as the principal competition for our shareholders’ investment dollars.

Beginning in 2012, the Company’s named executive officers (the “NEOs”) and other eligible senior executives will receive one-half or more of their target long-term incentive award in the form of Performance Shares and the remainder in the form of RSUs cliff vesting three years from the grant date. The Performance Shares will be earned and pay out in shares of our common stock, if at all, based on the Company’s TSR performance compared to the comparator group over a three-year period. The payout will be computed based on the Company’s average cumulative percentile ranking over the last four quarters of the three-year performance period. Payout of these awards will range from zero to 200% of the target number of shares awarded to each NEO, with 200% earned if the Company’s TSR performance is at or above the 90th percentile of the comparator group; 150% earned at the 70th percentile; 100% earned at the 50th percentile; 50% earned at the 30th percentile; and 0% below the 30th percentile, with straight-line interpolation between percentile points.

The foregoing summary is qualified in its entirety by reference to the actual terms of the 2008 Plan, the form of TSR Performance Share Award Agreement attached hereto as Exhibit 10.1 and the form of Qualified Performance-Based Restricted Stock Unit Award Agreement, attached hereto as Exhibit 10.2. Also filed herewith to the form of Employee Restricted Stock Unit Award Agreement, attached hereto as Exhibit 10.3.

2

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit No.	Description
10.1	Form of TSR Performance Share Award Agreement.
10.2	Form of Qualified Performance-Based Restricted Stock Unit Award Agreement.
10.3	Form of Employee Restricted Stock Unit Award Agreement.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.

Date: February 15, 2012	By:	/s/Kent E. Mast
	Name:	Kent E. Mast
	Title:	Corporate Vice President and
Chief Legal Officer

4

Exhibit Index

The following exhibit is being furnished with this report:

Exhibit No.	Description
10.1	Form of TSR Performance Share Award Agreement.
10.2	Form of Qualified Performance-Based Restricted Stock Unit Award Agreement.
10.3	Form of Employee Restricted Stock Unit Award Agreement.

5